SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

February 27, 2001
Date of Report
(Date of earliest event reported)

AUTOZONE, INC.

(Exact name of registrant as specified in its charter)

                    Nevada                                                      1-10714                                             62-1482048
            (State or other jurisdiction of                                     (Commission File Number)                                             (I.R.S. Employer
            incorporation or organization)                                                                                                                                Identification No.)

123 South Front Street
Memphis, Tennessee 38103
(Address of principal executive offices) (Zip Code)

(901) 495-6500
Registrant's telephone number, including area code

(not applicable)
Former name, former address and former fiscal year, if changed since last report.

Item 7.  Financial Statements and Exhibits

                (c)    Exhibits

                99.1    Press Release dated February 27, 2001.

Item 9. Regulation FD Disclosure

    On February 27, 2001, the company made the announcement contained in the press release filed as Exhibit 99.1 to this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AUTOZONE, INC.

       Dated: February 28, 2001                                          By: /s/  Robert J. Hunt
                                                                                             Robert J. Hunt
                                                                                              Executive Vice President and
                                                                                              Chief Financial Officer-Customer Satisfaction
                                                                                              (Principal Financial Officer)

EXHIBIT INDEX

99.1         Press Release dated February 27, 2001